UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2012

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2012, the shareholders of ParkerVision, Inc. (the “Company”) voted at the Company’s 2012 Annual Meeting of Shareholders to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares. The board of directors of the Company approved the amendment on August 1, 2012. The amendment was filed with the Department of State of the State of Florida on October 4, 2012 and became effective on such date.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 3.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2012 Annual Meeting of Shareholders was held on October 2, 2012.  At the annual meeting, the Company’s shareholders considered three proposals:  (1) the election of seven directors, to hold office until the next annual meeting and until their respective successors are duly elected and qualified; (2) the approval of an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares; and (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent certified registered public accounting firm.

The shareholders elected Messrs. Jeffrey Parker, William Hightower, John Metcalf , David Sorrells, Robert Sterne, Nam Suh, and Papken der Torossian as directors, who together constitute the entire board of directors of the Company.  The following is a tabulation of votes cast for and withheld from each director, as well as the number of broker non-votes with respect to each director:

Nominee	For	Withheld	Broker Non Votes
Jeffrey Parker	21,431,110	552,698	36,666,883
William Hightower	21,553,806	430,002	36,666,883
John Metcalf	21,400,742	583,066	36,666,883
David Sorrells	21,445,202	538,606	36,666,883
Robert Sterne	17,670,900	4,312,908	36,666,883
Nam Suh	21,558,609	425,199	36,666,883
Papken der Torossian	21,567,909	415,899	36,666,883

The shareholders also approved a proposal to amend our articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.  The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions.

For	Against	Abstentions
56,070,887	1,364,437	1,215,367

The shareholders also ratified the selection of PricewaterhouseCoopers LLP (“PWC”) as our independent certified registered public accounting firm.  The following is a tabulation of votes cast for and against the ratification of PWC, as well as the number of abstentions.

For	Against	Abstentions
58,240,965	45,539	364,187

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation, dated October 3, 2012, effective October 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2012

PARKERVISION, INC.

By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation, dated October 3, 2012, effective October 4, 2012.